ALLAN QUATTRIN
                       --------------
              c/o 45630 Citrus Street, Suite E
                      Indio, California
                        U.S.A. 92201




October 26, 2004

VIA FAX     (604) 684-0916
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P--CE Computers, Inc.
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c/o 2550 - 555 W. Hastings St.
Vancouver, B.C.
V6B 4N5

Attention:  The Board of Directors

Dear Sirs:

Re:       P--CE Computers, Inc. (the "Company")
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          Non-accrual of all outstanding salary owed to Allan Quattrin under the
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          Management Agreement up to August 31, 2004
          ------------------------------------------

Please be advised that I hereby agree and acknowledge that no compensation owing from the Company to myself under the Management Agreement between the Company and myself, dated August 1, 2002, will be accrued from August 1, 2002 to August 31, 2004. However, after August 31, 2004, any non-payment of salary owing from the Company to myself under the above mentioned Management Agreement shall accrue.

If you have any questions or concerns, please contact me.

Yours very truly,


/s/ Allan Quattrin

ALLAN QUATTRIN